                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            WEST TOWN BANCORP, INC.
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


- --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                    [LETTERHEAD OF WEST TOWN BANCORP, INC.]


                                 June 12, 1996



Dear Shareholder:


     You are cordially invited to attend the Second Annual Meeting of Stockholders of West Town Bancorp, Inc. (the "Company"), to be held at its administrative office, 4852 West 30th Street, Cicero, Illinois, on Wednesday, July 10, 1996, at 1:00 p.m., Central Daylight Time. Effective March 1, 1995, West Town Savings Bank (the "Savings Bank") converted to stock ownership and the Company became the holding company for the Savings Bank.

     The attached Notice of the Annual Meeting and Proxy Statement describes the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and Officers of the Company, as well as a representative of Cobitz, VandenBerg & Fennessy, the Company's independent auditors, will be available to respond to any appropriate questions stockholders may have.

     To ensure proper representation of your shares at the Annual Meeting, please sign, date and return the enclosed proxy card in the enclosed postage-prepaid envelope as soon as possible even if you currently plan to attend the meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.

     MANAGEMENT OF THE COMPANY SUPPORTS AND RECOMMENDS A "FOR" VOTE FOR EACH OF THE PROPOSALS. PLEASE INDICATE YOUR SUPPORT BY CASTING YOUR VOTES FOR ALL PROPOSALS. THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM.

                                    Sincerely,


                                    /s/ Dennis B. Kosobucki
                                    -----------------------
                                    Dennis B. Kosobucki
                                    Chairman of the Board
                                    and President

                            WEST TOWN BANCORP, INC.
                             4852 WEST 30TH STREET
                            CICERO, ILLINOIS  60804
                                (708) 652-2000

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JULY 10, 1996


     NOTICE IS HEREBY GIVEN, that the Annual Meeting of Stockholders ("Meeting") of West Town Bancorp, Inc. ("Company") will be held at the administrative office of the Company, 4852 West 30th Street, Cicero, Illinois, on Wednesday, July 10, 1996, at 1:00 p.m., Central Daylight Time. Effective March 1, 1995, West Town Savings Bank ("West Town" or the "Bank") converted to stock ownership and the Company became the holding company for the Bank.

     A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The purpose of the meeting is to consider and act upon:

          1.   The election of one director of the Company;

          2. The ratification of Cobitz, VandenBerg & Fennessy as independent auditors for the Company for its fiscal year ending March 31, 1997; and

          3. Such other matters as may properly come before the Meeting or any adjournments thereof.

     NOTE: The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Pursuant to the Company's Bylaws, the Board of Directors has fixed the close of business on May 31, 1996 as the record date for the determination of the stockholders entitled to vote at the Meeting and any adjournments thereof.

     You are requested to complete and sign the enclosed form of Proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The Proxy will not be used if you attend the Meeting and vote in person.

                              BY ORDER OF THE BOARD OF DIRECTORS

                              /s/ Edward J. Hradecky
                              --------------------------
                              Edward J. Hradecky
                              Secretary

Cicero, Illinois
June 12, 1996

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                            WEST TOWN BANCORP, INC.
                             4852 WEST 30TH STREET
                            CICERO, ILLINOIS 60804
                                (708) 652-2000

                                PROXY STATEMENT
                        ANNUAL MEETING OF SHAREHOLDERS
                                 JULY 10, 1996



SOLICITATION AND VOTING OF PROXIES

          This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of West Town Bancorp, Inc. (hereinafter called "Bancorp" or the "Company") to be used at the Annual Meeting of Shareholders of the Company (hereinafter called the "Meeting"). The Company owns one hundred (100%) percent of the issued and outstanding common stock of West Town Savings Bank ("West Town" or the "Bank"). The Meeting will be held at the administrative office of the Company, 4852 West 30th Street, Cicero, Illinois, on Wednesday, July 10, 1996, at 1:00 p.m. The accompanying Notice of Meeting and this Proxy Statement are being first mailed to Shareholders on or about June 12, 1996.

          Regardless of the number of shares of common stock owned, it is important that shareholders be represented by proxy or be present in person at the Meeting. Shareholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Shareholders are urged to indicate their vote in the spaces provided on the proxy card. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted for the election of the Board of Directors' nominees for directors as set forth below, and for the ratification of Cobitz, VandenBerg & Fennessy as independent auditors for the fiscal year ending March 31, 1997.

          The Board of Directors knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournments thereof.

          A proxy may be revoked at any time prior to its exercise by the filing of a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Meeting, and voting in person. However, if you are a shareholder whose shares are not registered in your own name, you will need additional documentation from your record holder to vote personally at the Meeting.

          The cost of solicitation of proxies in the form enclosed herewith will be borne by the Company. In addition to the solicitation of proxies by mail, proxies may also be solicited personally or by telephone or telegraph by directors, officers and regular employees of the Company and West Town, without additional compensation therefor. The Bancorp will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

          The securities which may be voted at the Meeting consist of shares of common stock of the Bancorp (the "Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Meeting except as described below. There is no cumulative voting for the election of directors. The close of business on May 31, 1996, has been fixed by the Board of Directors as the record date ("Record Date") for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 230,818 shares.

          As provided in the Company's Certificate of Incorporation for a period of five years from the effective date of the completion of the conversion of West Town from mutual to stock form (which date was March 1, 1995), record holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote in respect of the shares held in excess of the Limit. A person is deemed to beneficially own shares owned by an affiliate of, as well as persons acting in concert with, such person or entity. The Company's Certificate of Incorporation authorizes the Board of Directors to make all determinations necessary to implement and apply the Limit, in determining whether persons or entities are acting in concert.

          The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock entitled to vote (after subtracting any shares in excess of the Limit pursuant to the provisions of Article XIII of the Company's Certificate of Incorporation) is necessary to constitute a quorum at the Meeting. In the event there are not sufficient votes for a quorum or to approve any proposal at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

          The following table sets forth certain information as to those persons believed by the Board of Directors to be beneficial owners of more than 5% of the outstanding shares of Common Stock on May 31, 1996. Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership with the Company and with the Securities and Exchange Commission, in accordance with the Securities Exchange Act of 1934 (the "Exchange Act"). Additionally, certain other publicly available Exchange Act reports may provide information regarding the identities of persons or groups who hold in excess of 5% of the common stock. Other than those persons listed below, the Company is not aware of any person or group, as such term is defined in the Exchange Act, that owns more than 5% of the Common Stock as of May 31, 1996.

         Name and            Amount and Nature      Percent of
        Address of             of Beneficial       Common Stock
     Beneficial Owner            Ownership        Outstanding (a)
- --------------------------  --------------------  ---------------

West Town Savings Bank          17,755(b)                   7.69%
Employee Stock Ownership
Plan and Trust
4852 West 30th Street
Cicero, IL  60804

Dennis B. Kosobucki             18,510(c)                    8.00%
3722 S. 61st Street
Cicero, IL 60650


Edward J. Hradecky          15,592(d)         6.75%
5328 Grand Avenue
Western Springs, IL  60558

John A. Storcel             15,592(e)         6.75%
2320 S. Fifth Avenue
North Riverside, IL  60546

(a) The total number of shares of Common Stock outstanding on May 31, 1996 was 230,818.

(b) The Trustee of the West Town Savings Bank Employee Stock Ownership Plan, First Bankers Trust Company, P. O. Box 3566, Quincy, Illinois 62305, has sole voting and dispositive power over 17,755 unallocated shares of Common Stock of the Company held in Trust. Unallocated shares will be voted by the ESOP Trustee as directed by the ESOP Committee. All shares in the ESOP are unallocated. The ESOP Committee is composed of Company directors James
     J. Kemp, Jr., Florian Kanikula and John Storcel.

(c) The number of shares owned by Mr. Kosobucki, an Officer and Director of the Company, includes 50 shares owned in joint tenancy with his aunt and over which he has disclaimed any voting or dispositive power and include 2,220 shares of Common Stock of the Company which may be acquired pursuant to presently exercisable options.

(d) The number of shares owned by Mr. Hradecky, an Officer and Director of the Company, include 444 shares of Common Stock of the Company which may be acquired pursuant to presently exercisable options.

(e) The number of shares owned by Mr. Storcel, a Director of the Company, include 444 shares of Common Stock of the Company which may be acquired pursuant to presently exercisable options.


PROPOSAL 1 - ELECTION OF DIRECTORS

     The Company's Board of Directors is currently composed of five members.
The Company's Bylaws provide that Directors are to be elected for terms of three years, approximately one-third of whom are elected annually. One director will be elected at the Meeting to serve for a three year period, or until his respective successor have been elected and qualified. The Nominating Committee, consisting of all the Directors of the Company, has nominated for election as Director James J. Kemp, Jr. for a three year term. The nominee is currently a member of the Board of Directors of the Company and the Bank. Mr. Kemp was elected a director of the Company and the Bank in November 1995 to fill the vacancy created by the death of Edward B. Bulthuis, who died November 4, 1995. Each director of the Company is also a director of the Bank.

     If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the Board of Directors may amend the Bylaws and reduce the size of the Board. At this time, the Board knows of no reason why any nominee might be unavailable or unwilling to serve. Unless authority to vote for the directors is withheld, it is intended that the shares represented by the enclosed Proxy will be voted FOR the election of both nominees.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

     The following table sets forth as to each nominee and director continuing in office, his or her name, age, the year he or she first became a director and the number of shares of Common Stock beneficially owned at May 31, 1996.


                                                             Shares of
                                                             Common Stock
                                   Year                      Beneficially
                               First Elected     Year        Owned at        Percent of
  Name                 Age(1)   Director(2)   Term Expires  May 31, 1996(3)     Class
  ----                 ------  -------------  ------------  ---------------  -----------
James J. Kemp, Jr.(5)    49       1995           1999(4)            5,025      2.18%


                                   DIRECTORS CONTINUING IN OFFICE

Edward J. Hradecky       81       1983           1997              15,592      6.75%

John A. Storcel(5)       74       1990           1997              15,592      6.75%

Dennis B. Kosobucki(6)   55       1989           1998              18,510      8.00%

Florian A. Kanikula(5)   68       1991           1998               6,092      2.63%

(1)  At March 31, 1996.

(2)  Includes prior service on the Board of Directors of West Town.

(3) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has shared voting and/or investment power with respect to such security. The table includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the persons named in the table possess voting and investment power. This table also includes 3,552 shares of the Common Stock subject to outstanding options which are exercisable within sixty
     (60) days from May 31, 1996.

(4)  Assuming re-election at the Annual Meeting.

(5) Member of the ESOP Committee which directs ESOP Trustee vote for 17,755 shares of unallocated shares held by ESOP Trust.

(6) Includes 50 shares owned in joint tenancy with his aunt and over which he disclaims any voting or dispositive power.

     Set forth below is certain information with respect to the nominees for directors and the continuing directors of the Company. Unless otherwise indicated, the principal occupation listed for each person below has been his or her occupation for the past five years.

     DENNIS B. KOSOBUCKI. Mr. Kosobucki joined West Town in June, 1989 and has served as Chairman of the Board, President and Chief Executive Officer. Prior to joining West Town, Mr. Kosobucki was employed for twenty-five years by Land of Lincoln Savings and its successors. He served in various capacities at Land of Lincoln, including Senior Vice President/Lending Operations.

     EDWARD J HRADECKY. Mr. Hradecky has served as a Director of West Town since May 1983. Mr. Hradecky is retired from Western Electric Company and is a self-employed tax consultant for forty-six years. He is involved in a number of civic organizations.

     JOHN A. STORCEL. Mr. Storcel has served as a Director of West Town since May, 1990. Mr. Storcel is an owner of an electrical construction company located in Lyons, Illinois and was an active employee of the company for twenty-eight years before he retired in 1990. He is president and partner in industrial, commercial and apartment construction and rental firms. Mr. Storcel has been a director in the banking industry for 20 years.

     FLORIAN A. KANIKULA. Mr. Kanikula has served as a Director of West Town since May, 1990. Mr. Kanikula is a retired member of the Town of Cicero Fire Department where he was employed for thirty-five years in the capacities of Probationary Fire Fighter, Fire Fighter, Lieutenant, and Fire Marshal.

     JAMES J. KEMP, JR. Mr. Kemp has served as a Director of West Town and the Company since November 1995 when he was elected to fill the vacancy created by the death of Edward B. Bulthuis, a Director of the Company and West Town. Mr. Kemp is a partner in the Oak Brook, Illinois, law firm of Kemp, Grzelakowski & Lorenzini, Ltd. and has represented the Bank since 1989 and the Company since its inception. The legal fees paid to Mr. Kemp's firm in fiscal 1996 were $10,230.

        DIRECTORS OF THE BANK WHO ARE NOT DIRECTORS OF THE COMPANY ARE:

     JAMES KUCHARCZYK. James Kucharczyk has served as a Director of West Town since May 1988. Mr. Kucharczyk retired from Teletype Corp. in April, 1979. He is active in a number of civic organizations in the Cicero area. Mr. Kucharczyk serves on the Bank's Compensation Committee and its Audit Committee.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors of the Company and the Bank conduct their business through meetings of the Board and through their committees. During the fiscal year ended March 31, 1996, the Board of Directors of the Company met 7 times and the Board of Directors of West Town held 14 meetings. No director of the Company or West Town attended fewer than 75% of the total meetings of the Board and committee meetings on which such Board member served during this period.

     The Board of Directors of the Bank has established an Executive, Audit, Compensation Compliance, Loan, Investment and Asset Liability and Nominating Committee.

     EXECUTIVE COMMITTEE. The Executive Committee consists of Dennis B. Kosobucki, Edward Hradecky and James Kucharczyk. This Committee has authority to exercise most powers of the Board of Directors of the Bank between meetings of the full Board of Directors. All activities of this Committee are reported to the Board on a periodic basis. This Committee did not meet during fiscal 1996.

     AUDIT COMMITTEE. The Audit Committee consists of John Storcel, Edward Hradecky, Florian Kanikula, James Kucharczyk and James J. Kemp, Jr.. This Committee makes recommendations to the Board concerning the appointment of the independent auditor, reviews audit reports and periodic regulatory reports. In addition, this Committee oversees and monitors the Bank's system of accounting and internal controls. This Committee also reviews the Reports of Examination issued by the FDIC and the OCSRF. This Committee met twice during fiscal 1996.

     COMPENSATION COMMITTEE. The Compensation Committee consists of all outside directors of the Bank. This Committee reviews the salary of the Bank's President/Managing Officer and Chief Financial Officer. This Committee met once during fiscal 1996.

     COMPLIANCE COMMITTEE. The Compliance Committee consists of Directors Edward Hradecky and John A. Storcel and Bank Officer Jeffrey Kosobucki. This Committee monitors the Bank's compliance with all statutory and regulatory requirements. This Committee reviews the Bank's compliance by meeting with the Bank's Compliance Officer, as well as the Bank's counsel and its auditor. This Committee met on an as needed basis during fiscal 1996.

     LOAN COMMITTEE. The Loan Committee consists of Dennis B. Kosobucki, Edward Hradecky and Florian Kanikula. This Committee reviews the Bank's adherence to loan policies and procedures, and approves loans in excess of the President's lending authority and reviews on a random basis the underwriting of closed loans. This Committee met on an as needed basis during fiscal 1996.

     INVESTMENT AND ASSET/LIABILITY COMMITTEE. The Investment Committee consists of Dennis B. Kosobucki, John Storcel and Edward Hradecky. This Committee reviews the Bank's investment strategies and makes recommendations to the President regarding the Bank's Investment Portfolio Policy. The Investment Committee meetings occur as a regular part of the Board of Directors monthly meetings.

     NOMINATING COMMITTEE. The Nominating Committee consists of all directors of the Bank whose terms are not expiring in the current fiscal year. This Committee recommends persons for election or reelection to the Board. The Nominating Committee met one time in fiscal 1996.

     Article II, Section 14 of the Company's Bylaws provides that the Board of Directors of the Company shall act as a nominating committee for selecting the management nominees for election as directors. Such section of the Bylaws also provides as follows: "no nominations for directors except those made by the nominating committee shall be voted upon at the annual meeting unless other nominations by stockholders are made in writing and delivered to the secretary of the Company in accordance with the provisions of the Company's Articles of Incorporation." Article II, Section 15 further provides that any new business to be taken up at the annual meeting shall be stated in writing and filed with the Secretary of the Company in accordance with the provisions of the Company's Articles of Incorporation. Article X of the Certificate of Incorporation provides that notice of a stockholder's intent to make a nomination or present new business at the meeting ("stockholder notice") must be given not less than thirty days nor more than sixty days prior to any such meeting; provided, however, that if less than thirty-one days' notice of the meeting is given to Stockholders by the Company, a stockholder's notice shall be delivered or mailed, as prescribed, to the Secretary of the Company not later than the close of the tenth day following the day on which notice of the meeting was mailed to Shareholders. If properly made, such nominations shall be considered by Stockholders at such meeting. The Board of Directors of the Company held a meeting in such capacity on May 15, 1996, in order to nominate the individual for election at the Meeting.

REPORT OF COMPENSATION COMMITTEE

     Under rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and other executive officers of the Company. The disclosure requirements for the Chief Executive Officer and such executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental compensation decisions affecting those individuals. In fulfillment of this requirement, the Compensation Committee of the Bank, at the direction of the Board of Directors has prepared the following report for inclusion in this proxy statement.

     The Compensation Committee is responsible for establishing the compensation for the senior executive officers of the Company and its subsidiaries consistent with the Company's and the Bank's business plans, strategies, and goals. The Compensation Committee establishes the factors and criteria upon which the executive officers' compensation is based and how such compensation relates to the Company's performance, general compensation policies, competitive realities, and regulatory requirements.

     The Compensation Committee's functions and objectives are to: (A) determine the competitiveness of current base salary, annual incentives and long-term incentives relative to specific competitive markets for the President and Chief Executive Officer; (B) develop a performance review mechanism that has written objectives and goals which are used to make salary increase determinations; (C) develop an annual incentive plan; and (D) provide guidance to the Board of Directors in their role in establishing objectives regarding executive compensation.

     The overall compensation philosophy of the Company is as follows:

     . to attract and retain quality talent, which is critical to both the short-term and long-term success of this Company;

     . to reinforce strategic performance objectives through the use of incentive compensation programs;

     . to create a mutuality of interest between executive officers and shareholders through compensation structures that share the rewards and risks of strategic decision-making; and

     . to encourage executives to achieve substantial levels of ownership of stock in the Company.

     The compensation package offered to the executive officer consists of a mix of salary, stock option awards, as well as benefits under several employee benefit plans offered by the Bank.

     For the fiscal year ended March 31, 1996, the Bank experienced a positive turnaround in core earnings. Operating expenses were kept below peer group averages and the loan portfolio was increased. While net income was minimized due to high interest rate deposit liabilities in the first half of fiscal 1996, the net operating income for the last six months of fiscal 1996 increased as projected.

     In setting executive compensation for the President and Chief Executive Officer, the Compensation Committee considered the positive change in core earnings, asset quality, and the increase in the interest rate spread as it relates to overall industry performance. In addition, the committee considered the various functions fulfilled by the one position. The Chief Executive Officer of the Bank also serves as the Chief Investment Officer and Chief Lending Officer and CRA officer. Based upon the small number of employees at the Bank, the committee considered the responsibility vested in this one position.

     The Compensation Committee investigates the competitiveness of the compensation of the Chief Executive Officer by reviewing surveys, such as the CBAI Officer Compensation Survey, as well as cost of living changes and other economic conditions.

     The committee in the future expects to review the standards used in considering the compensation package offered to the Chief Executive Officer by utilizing such standards as the change in the return on assets, return on equity, total loans, and interest rate spread. The committee expects to adjust these standards for such unique factors as the increase in equity of the Bank as a result of the conversion to a stock company, and the lower interest rate environment of recent years.

     The Compensation Committee members in the exercise of their fiduciary duty and with their dedication to operating a safe and sound Company reserved unto themselves the right to amend or alter, based on general economic conditions and other factors governing the performance of Company, the guidelines and goals established at any time.

     Both the Compensation Committee and the Board will continue to review the standards of performance of the Bank and the appropriate peer group to which comparisons may be made. They reserve the right to change the standard and peer group comparables as they see fit in order to assure that the standards reflect the reality of the market place and the actual performance of the Company.

DIRECTORS COMPENSATION

     Directors currently receive from the Bank $300 for each regular meeting and special meeting attended. In addition, directors receive a fee of $100 for attendance at the organizational meeting of the Board of Directors of the Bank. Directors do not receive fees for any Committee meetings. Directors Kosobucki, Storcel, Hradecky, Kanikula and Kucharczyk received total fees of $3,800 during the twelve months ending March 31, 1996; Mr. Kemp received director fees of $900 during the twelve months ended March 31, 1996; former director Edward Bulthuis received $2,300 in director fees during the twelve months ended March 31, 1995. No directors fees are paid by the Company.

EXECUTIVE COMPENSATION

     The following tables set forth for the fiscal years ended March 31, 1995, 1994 and 1993 contain information as to the total compensation received by the President and Chief Executive Officer; no officer received compensation in excess of $100,000 during this period for services in all capacities to the Company and the Bank. These amounts reflect total cash compensation paid by the Bank to the President. 7,319 options were available for future grant at March 31, 1996.

                         SUMMARY COMPENSATION SCHEDULE

                                                                              Long-Term Compensation
                                                                              ----------------------
                                    Annual Compensation(1)                     Awards         Payouts
                                --------------------------               -------------------  -------
                                                        Other             Restricted
Name and                                                Annual            Stock                   LTIP        All Other
Principal Position     Years  Salary($)   Bonus($)  Compensation($)(2)   Award($)  Options(#)  Payouts($)  Compensation($)(3)
- -------------------    -----  ---------   --------  ------------------   --------  ----------  ----------  ------------------
Dennis B. Kosobucki     1996   $72,385     $2,060       $3,800           $22,200      5,550         $0         $20,264
President & CEO         1995   $67,307     $3,300       $3,850                 0          0         $0         $18,704
                        1994    55,292      3,650        2,850                 0          0          0          18,187

(1)  FOR FISCAL YEARS ENDING MARCH 31
(2)  DIRECTORS FEES
(3) INCLUDES EMPLOYER PAYMENTS FOR DISABILITY, LIFE, HEALTH AND DEPENDENT HEALTH INSURANCE PREMIUMS

         AGGREGATED OPTION EXERCISES IN THE YEAR ENDED MARCH 31, 1996
                      AND OPTION VALUE AT MARCH 31, 1996

                OPTION GRANTS IN THE YEAR ENDED MARCH 31, 1996

                        NUMBER OF
                        SECURITIES   PERCENT OF TOTAL
                        UNDERLYING   OPTIONS GRANTED    EXERCISE
                         OPTIONS     TO EMPLOYEES IN      PRICE     EXPIRATION     GRANT DATE
NAME                    GRANTED (#)    FISCAL YEAR      ($/SHARE)      DATE     PRESENT VALUE (1)
- ----------------        ----------   ----------------   ---------   ----------  -----------------
Dennis B. Kosobucki        5,500          36.97%         $10.00      07/12/05          $0


(1)  Market Price equaled Exercise Price at March 31, 1996.

     EMPLOYMENT AGREEMENT. The Bank at the time of its conversion to stock form entered into a three-year employment agreement with Mr. Dennis Kosobucki. The annual compensation of Mr. Kosobucki may be increased during the term of the agreement by action of the Board of Directors upon an annual performance review. The agreement may be extended annually by action of the Board of Directors for an additional year unless a notice of termination of the agreement is given by Mr. Kosobucki. The agreement is terminable by the Bank for just cause at any time or in certain events specified by OCSRF or FDIC regulations.

     The employment agreement provides for severance payment and other benefits in the event of involuntary termination of employment in connection with any change in control of the Holding Company. Severance payments also will be provided on a similar basis in connection with a voluntary termination of employment where, subsequent to a change in control, Mr. Kosobucki is assigned duties inconsistent with his position, duties, responsibilities and status immediately prior to such change in control. The term "change in control" is defined in the agreement as, among other things, any time during the period of employment when a change of control is deemed to have occurred under regulations of the OCSRF or FDIC or a change in the composition of more than a majority of the Board of Directors of the Holding Company occurs.

     The severance payment from the Bank in the event of a change of control will equal 2.99 times Mr. Kosobucki's "base amount" as defined in Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended. Such amount will be paid within five business days following the termination of employment, unless Mr. Kosobucki elects to receive equal monthly installments over a three-year period. Section 280G of the Internal Revenue Code of 1986, as amended ("Code"), states that severance payments which equal or exceed three times the base compensation of the individual are deemed to be "excess parachute payments" if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of such excess payments, and the Employers are not entitled to deduct the amount of such excess payments. The employment agreement provides that if the severance payments to the officer constitute parachute payments in the opinion of counsel to the Bank, then (1) the officer may elect to receive the maximum amount of severance payments that can be paid without constituting excess parachute payments, or (2) if the officer does not make such election, then the Employer shall pay him a lump sum cash payment equal to 2.99 times his base compensation.

     The agreement restricts the employee's right to compete against the Bank for a period of one year from the date of termination of the agreement if the employee voluntarily terminates his employment, except in the event of a change in control, or if the Bank terminates for cause. The Board of Directors of the Holding Company or the Bank may, form time to time, also extend employment agreements to other senior executive officers.

     SEVERANCE AGREEMENTS. The Bank has entered into a severance agreement with Jeffrey P. Kosobucki. The severance agreement has a term of three years. The agreement provides for severance payments if Mr. Kosobucki's employment is terminated following a change in control. The payments under the agreements will be equal to the total amount of one times the annual compensation paid to him during the year immediately preceding the change in control. The sum would be paid promptly after any change in control. The term "change of control" is defined in the agreement as, among other things, any time during the period of employment when a change in control is deemed to have occurred under regulations of the OCSRF or FDIC or a change in the composition of more than a majority of the Board of Directors of the Holding Company occurs.

BENEFITS

     HEALTH AND LIFE INSURANCE. The Bank's full time employees who work 33-3/4 or more hours per week are provided a comprehensive medical and hospitalization plan and life insurance. Employees do not contribute toward the cost of the Bank's medical and hospitalization plan for themselves. The Bank pays the entire expense of life insurance for its employees.

     LIFE INSURANCE. In July, 1993 the Bank purchased $145,000 of whole life insurance policy on the President. The annual premium is $8,420; the cash surrender value at March 31, 1996 was $14,075. Upon the death of the President, the Bank shall receive from the proceeds an amount equal to the premium and other costs paid by the Bank. The President has an option to purchase the policy, in the event of his termination of employment by the Bank or in the event the Bank determines to cancel or surrender the policy; the purchase price in either event to be paid by the President is the cash value of the policy at the time of his termination or cancellation or surrender of the policy by the Bank.

     EMPLOYEE STOCK OWNERSHIP. The Bank maintains an Employee Stock Ownership Plan (the "ESOP") for the exclusive benefit of participating employees to become effective upon the completion of the Conversion. In order to participate under the ESOP, employees will be required to be 21 years old and have completed one year of service with the Bank, which includes years of service prior to the Conversion. The tax qualified status of the ESOP will be subject to the approval of the Commissioner of the IRS (the "IRS Commissioner"). The Bank has submitted to the IRS Commissioner a request as to the tax status of the ESOP. Although no assurances can be given, the Bank expects the ESOP will receive a favorable determination as to the tax qualified status of the ESOP.

     The ESOP is to be funded by contributions made by the Bank in cash or Common Stock. Benefits may be paid either in shares of Common Stock or in cash. The ESOP originally borrowed funds in the amount of $177,550 from the Holding Company to purchase 17,755 shares of the Common Stock in the Conversion. This loan is secured by the shares purchased with the proceeds and will be repaid by the ESOP with funds from the Bank's contributions and earnings on ESOP assets; the loan earns interest at 9.5% and is payable in 120 equal installments of principal and interest. The payment of principal or interest on the loan is not guaranteed by the Bank. Shares purchased with such loan proceeds will be held in a suspense account for allocation among participants as the loan is repaid. The Bank recorded $11,269 of compensation expense during the fiscal year ended March 31, 1996. The principal balance of the loan is $165,389 at March 31, 1996.

     Contributions to the ESOP and shares released from the suspense account will be allocated among participants on the basis of compensation. Except for participants who retire, become disabled or die during the plan year, all other participants will be required to have completed at least 1,000 hours of service and be employed on the last day of the plan year in order to receive an allocation. Participant benefits become 100% vested after the completion of five years of service. Vesting will be accelerated upon retirement, death, disability or termination of the ESOP. Forfeitures will be returned to the Bank or reallocated to other participants to reduce future funding costs. Benefits may be payable upon retirement, death, disability or separation from service. Contributions to the ESOP are not fixed, so benefits payable under the ESOP cannot be estimated.

     The Board of Directors has appointed a committee (the "ESOP Committee") composed of Directors James J. Kemp, Jr., Florian Kanikula and John Storcel to administer the ESOP. First Bankers Trust Company, N.A. has been selected to act as the independent trustee (the "ESOP Trust Trustee") for the ESOP. The ESOP Trustee will be required to vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Shares for which employees do not give instructions and unallocated shares will be voted by the ESOP Trustee in the same proportion as determined by the vote of participants with respect to allocated shares.

     STOCK OPTION PLAN. Following approval by the Shareholders at the July, 1995 Annual Meeting, the Board of Directors of the Corporation adopted the West Town Bancorp, Inc. 1995 Stock Option Plan (the "PLAN"). The Stock Option Plan authorizes granting of stock options and limited rights for 22,194 shares of Common Stock to such officers, key employees and directors of the Corporation or its affiliates as the Stock Option Committee of the Board of Directors (the "COMMITTEE") may determine. The members of the Committee are Edward J. Hradecky, John A. Storcel and James J. Kemp, Jr.

     Options granted to date under the Plan become exercisable on a cumulative basis in equal installments over a five year period from the date of grant. The first installment of options became exercisable in July of 1996. The option will expire 10 years from the date of grant. No options to purchase shares of Common Stock were exercised during the fiscal year ended March 31, 1996.

     Options to purchase 14,875 shares of Common Stock were awarded to officers and directors on July 12, 1995. All options granted have included limited rights which enable a holder, upon a change in control of the Corporation, to elect to receive cash equal to the difference between the exercise price of the option and the fair market value of the Common Stock on the date of exercise (multiplied by the number of shares with respect to which the rights are exercised).

     MANAGEMENT RECOGNITION AND RETENTION PLAN AND TRUST. Following approval by the Shareholders at the July 1995 Annual Meeting the Bank established the West Town Bancorp, Inc. Management Development and Recognition Plan and Trust (the "MRP"). The Bank acquired 8,878 shares of Common Stock for the MRP.

     A Committee of the Board of Directors of the Bank administers the MRP. Under the MRP, awards ("AWARDS") have been granted to key employees in the form of shares of Common Stock held by the MRP. Awards are non-transferable and non-assessable. On July 12, 1995 the Board of Directors granted awards for 6,149 shares under the MRP.

     Prior to vesting, recipients of Awards may not direct the voting of shares of Common Stock allocated to them. Shares of Common Stock held by the MRP trust which have not been awarded or are not vested, are voted by trustees as directed by the vote of the non-employee members of the Board of Directors. At March 31, 1996, 2,729 shares are available for future award.

     TRANSACTIONS WITH MANAGEMENT. The Bank offers residential mortgage loans and consumer loans to its officers and directors and all such loans must be approved by the Bank's Board of Directors. All loans made to officers, directors and employees are made on the same terms as loans granted to members of the general public and do not involve more than the normal risk of repayment or present other unfavorable features. No officers or directors of the Bank or the Company had loans with the Bank which aggregated $60,000 or more during the fiscal year ended March 31, 1996.


PROPOSAL 2.  RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Bank's independent auditors for the fiscal year ended March 31, 1996 were Cobitz, VandenBerg & Fennessy. The Board of Directors has appointed Cobitz, VandenBerg & Fennessy to continue as independent auditors for the Company and its affiliates, including the Bank, for the fiscal year ending March 31, 1997 subject to ratification of such appointment by the shareholders. Representatives of Cobitz, VandenBerg & Fennessy are expected to attend the Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders present at the Meeting.

     Unless marked to the contrary, the shares represented by the enclosed Proxy will be voted FOR ratification of the appointment of Cobitz, VandenBerg & Fennessy as the independent auditors of the Company.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF COBITZ, VANDENBERG & FENNESSY AS THE INDEPENDENT AUDITORS OF THE COMPANY.

SHAREHOLDER PROPOSALS

     To be considered for inclusion in the proxy statement and proxy relating to the annual meeting of shareholders to be held in 1997, a shareholder proposal must be received by the Secretary of the Company at the address set forth on the first page of this Proxy Statement, not later than February 14, 1997. Any such proposal shall be subject to 17 C.F.R. (S)240.14a-8 of the Rules and Regulations of the Securities and Exchange Commission.

NOTICE OF BUSINESS TO BE CONDUCTED AT AN ANNUAL MEETING AND SHAREHOLDER NOMINATIONS.

     The bylaws of the Company provide an advance notice procedure for certain business to be brought before an annual meeting. In order for a shareholder to properly bring business before an annual meeting, the shareholder must give written notice to the Secretary of the Company not less than thirty (30) days before the time originally fixed for such meeting; provided, however, that in the event that less than thirty-one (31) days notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. The notice must include the shareholder's name and address, as it appears on the Company's record of shareholders, a brief description of the proposed business, the reason for conducting such business at the Annual Meeting, the class and number of shares of the Company's capital stock that are beneficially owned by such shareholder and any material interest of such shareholder in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided. The shareholder's notice of nomination must contain all information relating to the nominee which is required to be disclosed by the Company's bylaws and by the Exchange Act. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to the 1996 Annual Meeting any shareholder proposal which does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING

     The Board of Directors knows of no business which will be presented for consideration at the Meeting other than as stated in the Notice of Annual Meeting of Shareholders. If, however, other matters are properly brought before the Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

     Whether or not you intend to be present at the Meeting, you are urged to return your proxy promptly. If you are present at the Meeting and wish to vote your shares in person, your proxy may be revoked by voting at the Meeting.

     A COPY OF THE FORM 10-K FOR THE YEAR ENDED MARCH 31, 1996 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO SHAREHOLDERS OF RECORD UPON WRITTEN REQUEST TO THE UNDERSIGNED AT WEST TOWN BANCORP, INC., 4852 WEST 30TH STREET, CICERO, ILLINOIS 60804.

                                    By Order of the Board of Directors

                                    /s/ Edward J. Hradecky
                                    ----------------------
                                    Edward J. Hradecky
                                    Corporate Secretary

Cicero, Illinois
June 12, 1996



     YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                            WEST TOWN BANCORP, INC.

                                REVOCABLE PROXY
                        ANNUAL MEETING OF STOCKHOLDERS
                                 JULY 10, 1996


     The undersigned hereby appoints Edward J. Hradecky, John A. Storcel, and Dennis B. Kosobucki as the official proxy committee of the Board of Directors, with full powers of stock of West Town Bancorp, Inc., which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at the administrative office of the Corporation, 4852 West 30th Street, Cicero, Illinois, on Wednesday, July 10, 1996, at 1:00 p.m., Central Daylight time, and at any and all adjournments thereof, as follows:

                                                                VOTE
                                     FOR                        WITHHELD
                                     ---                        --------

1.  The election as director of the
    nominee listed below
    (except as marked to the
     contrary below.)

              James J. Kemp, Jr.     /  /                       /  /


                                     FOR        AGAINST         ABSTAIN
                                     ---        -------         -------

2.  The ratification of the          /  /        /  /           /  /
    appointment of Cobitz,
    VandenBerg & Fennessy as
    independent auditors.

     The Board of Directors recommends a vote "FOR" the above proposals.

     This Proxy will be voted as directed, but if no instructions are specificed, this Proxy will be voted for the propositions stated. If any other business is presented at such meeting, this Proxy will be voted by those names in this Proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the meeting.

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Corporation at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

     The undersigned acknowledges receipt from the Corporation prior to the execution of this proxy of notice of the Meeting, a proxy statement dated June 12, 1996 and the 1996 Annual Report to Stockholders.

                                        Dated: ____________________ 1996


                                        --------------------------------
                                        SIGNATURE OF STOCKHOLDER

                                        --------------------------------
                                        SIGNATURE OF STOCKHOLDER

     Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title; if share are held jointly, each holder should sign.

            PLEASE COMPLETE, DATE SIGN AND MAIL THIS PROXY PROMPTLY
                   IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE